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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2003

SIMON PROPERTY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14469 (Commission File Number)	046268599 (IRS Employer Identification No.)
115 WEST WASHINGTON STREET INDIANAPOLIS, INDIANA (Address of principal executive offices)		46204 (Zip Code)

Registrant's telephone number, including area code: 317.636.1600

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

        Financial Statements:

          None

        Exhibits:

Exhibit No.	Description	Page Number in This Filing
99.1	Supplemental Information as of September 30, 2003	5
99.2	Earnings Release for the quarter ended September 30, 2003	48

Item 9. Regulation FD Disclosure

        On October 31, 2003, the Registrant made available additional ownership and operation information concerning the Registrant, Simon Property Group, L.P., and properties owned or managed as of September 30, 2003, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing. The Supplemental Information package is also available upon request as specified therein.

Item 12. Results of Operation and Financial Condition

        On October 30, 2003, the Registrant issued a press release containing information on earnings for the quarter ended September 30, 2003 and other matters. A copy of the press release is included as an exhibit to this filing.

        The exhibits included with this filing are being furnished pursuant to Item 9 and Item 12 of Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 31, 2003
SIMON PROPERTY GROUP, INC.
	By:	/s/ STEPHEN E. STERRETT Stephen E. Sterrett, Executive Vice President and Chief Financial Officer

SIMON PROPERTY GROUP

Table of Contents

As of September 30, 2003

Description		Page
Exhibit 99.1	Supplemental Information
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial Information
	Financial Highlights and Operational Statistics	9-10
	Shareholders' Equity Information	11
	Debt Information	11
	Debt-to-Market Capitalization	11
	Miscellaneous Balance Sheet Data	11
	Unaudited Pro-Rata Balance Sheet	12-13
	Unaudited Pro-Rata Statements of Operations	14-15
	Analysis of Other Income and Other Expense	16
	NOI Composition	17
	Operational Data
	Portfolio GLA, Occupancy & Rent Data	18
	Rent Information	19
	Lease Expirations	20-21
	Top Regional Mall Tenants	22
	2003 Regional Mall Anchor/Big Box Openings	23
	2004 Projected Regional Mall Anchor/Big Box Openings	24
	Property Listing	25-29
	Development Activity
	Capital Expenditures	30
	Development Activity Report—Project Overview, Construction-in-Progress and Land Held for Development	31-33
	Balance Sheet Information
	Debt Amortization and Maturities by Year	34
	Summary of Indebtedness	35
	Summary of Indebtedness by Maturity	36-43
	Unencumbered Assets	44-46
	Preferred Stock/Units Outstanding	47
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	48-60

QuickLinks

  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
  Item 12. Results of Operation and Financial Condition
SIGNATURES
SIMON PROPERTY GROUP Table of Contents As of September 30, 2003